Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the other undersigned, an officer or director, or both, of The New York Times Company (the “Company”), hereby constitutes and appoints Kenneth A. Richieri and James M. Follo, and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power to them and each of them to sign for the undersigned, in his or her name in the capacity indicated below, or cause to be signed electronically, any and all amendments to the Company’s Registration Statement on Form S-8 related to The New York Times Company 2010 Incentive Compensation Plan.

The undersigned hereby grants to each such attorney-in-fact and agent full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact and agent might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that such attorney-in-fact and agent, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a director or officer of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents. This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof. This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.

The CAUTION TO THE PRINCIPAL and IMPORTANT INFORMATION FOR THE AGENT statement below is required under New York State General Obligations Law. Notwithstanding anything to the contrary contained herein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property during the undersigned’s lifetime.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing a Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Arthur Sulzberger, Jr.
Arthur Sulzberger, Jr.
Chairman and Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Arthur Sulzberger, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Janet L. Robinson
Janet L. Robinson
Chief Executive Officer, President and Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Janet L. Robinson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Michael Golden
Michael Golden
Vice Chairman and Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Michael Golden, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ James M. Follo
James M. Follo
Senior Vice President and Chief Financial Officer

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared James M. Follo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ R. Anthony Benten
R. Anthony Benten
Senior Vice President, Finance, and Corporate Controller

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared R. Anthony Benten, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Raul E. Cesan
Raul E. Cesan
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Raul E. Cesan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Robert E. Denham
Robert E. Denham
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Robert E. Denham, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Lynn G. Dolnick
Lynn G. Dolnick
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Lynn G. Dolnick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Carolyn D. Greenspon
Carolyn D. Greenspon
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Carolyn D. Greenspon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ James A. Kohlberg
James A. Kohlberg
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared James A. Kohlberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Dawn G. Lepore
Dawn G. Lepore
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Dawn G. Lepore, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ David E. Liddle
David E. Liddle
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared David E. Liddle, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Ellen R. Marram
Ellen R. Marram
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Ellen R. Marram, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IN WITNESS WHEREOF, the undersigned caused this Power of Attorney to be executed as of this 27th day of April 2010.

/s/ Doreen A. Toben
Doreen A. Toben
Director

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Doreen A. Toben, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, each of the undersigned attorneys-in-fact and agents, has executed this Power of Attorney on the date indicated opposite his name.

Date: April 27, 2010

/s/ Kenneth A. Richieri
Kenneth A. Richieri Agent and Attorney-in-Fact

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared Kenneth A. Richieri, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

Date: April 27, 2010

/s/ James M. Follo
James M. Follo Agent and Attorney-in-Fact

State of New York	)
County of New York	) ss.:

On the 27th day of April in the year 2010, before me, the undersigned, personally appeared James M. Follo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen Corey
Kathleen Corey

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, an officer or director, or both, of The New York Times Company (the “Company”), hereby constitutes and appoints Kenneth A. Richieri and James M. Follo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for the undersigned, in his or her name in the capacity indicated below, or cause to be signed electronically, any and all amendments to the Company’s Registration Statement on Form S-8 related to The New York Times Company 2010 Incentive Compensation Plan.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer an officer or director of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of April, 2010.

/s/ Thomas Middelhoff
Thomas Middelhoff
Director